PENN SERIES FUNDS, INC.

Supplement dated May 7, 2025

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2025

This supplement provides new and additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Large Growth Stock Fund

Effective August 1, 2025, Mr. Joseph Fath will no longer serve as a portfolio manager of the Large Growth Stock Fund (the “Fund”). Accordingly, effective August 1, 2025, all references to Mr. Fath in the Prospectus and SAI are deleted in their entirety. Mr. James Stillwagon will continue to serve as portfolio manager of the Fund.

Mr. Fath’s departure will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9160 05/25